                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

    Filed by the registrant /X/

    Filed by a party other than the registrant / /

    Check the appropriate box:

    / / Preliminary proxy statement      / / Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))

    /X/ Definitive proxy statement

    / / Definitive additional materials

    / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                            CONSUMERS POWER COMPANY
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                (Name of Registrant as Specified in Its Charter)
                            CONSUMERS POWER COMPANY
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

    /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.

    / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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    / / Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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                               [LOGO: CONS. PWR.]

                            CONSUMERS POWER COMPANY
               CALL AND NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 26, 1995

To the Shareholders of Consumers Power Company:

    The annual meeting of shareholders of CONSUMERS POWER COMPANY will be held on Friday, the 26th day of May 1995, at 10:30 A.M., Eastern Daylight Saving Time, at the Dearborn Inn, 20301 Oakwood Boulevard, Dearborn, Michigan 48124-4099 for the purpose of:

    (1) Electing a Board of Directors of 12 members;

    (2) Ratifying the appointment of Arthur Andersen LLP, independent public accountants, to audit the financial statements of Consumers for the year ending December 31, 1995; and

    (3) Transacting such other business as may properly come before the meeting.

    The annual report to the shareholders for the year 1994, including financial statements, has been furnished to you.

    The Board of Directors has fixed March 30, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. The Common Shareholder and Preferred Shareholders of all series except $2.08 Class A Preferred Stock will be entitled to vote on all matters that come before the meeting.

    All shareholders are cordially invited to attend the annual meeting.

    The Board of Directors requests that you sign and date the enclosed proxy and return it in the enclosed envelope, which requires no postage if mailed in the United States.

                                         By order of the Board of Directors,



                                         Thomas A. McNish, Secretary

Consumers Power Company
212 West Michigan Avenue
Jackson, Michigan 49201
April 17, 1995
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                                PROXY STATEMENT
                            ------------------------

                                  INTRODUCTION
    The Board of Directors solicits your proxy for use at this annual meeting. The shares represented by your proxy will be voted if the proxy is signed and returned prior to the meeting. You may revoke your proxy at any time before it is exercised, provided that you so notify the Secretary of Consumers Power Company ("Consumers") in writing before the proxy is exercised.

    As of December 31, 1994, Consumers' outstanding Common Stock ($10 par value) and Preferred Stock ($100 par value) consisted of 84,108,789 shares of Common Stock held by CMS Energy Corporation and 1,626,427 voting shares of Preferred Stock. Holders of Preferred and Common Stock are entitled to 1 vote for each share and shareholders have cumulative voting rights for the election of directors; that is, holders of preferred and common shares are entitled to as many votes as equal the number of shares held multiplied by the number of directors to be elected, and they may cast all of such votes for a single nominee or distribute them among any two or more nominees as they choose. Shares represented by proxies will be voted for the election of the nominees listed herein (the proxy holders reserve the right to distribute their votes among nominees as such proxy holders may deem appropriate).

    NBD Bank, N.A., as Trustee of the Supplemental Executive Retirement Plan of the Company, holds 116,080 shares representing 7.1% of Consumers' Preferred Stock outstanding. To the knowledge of management, no other person other than CMS Energy owns beneficially more than 5% of any class of Consumers' outstanding voting securities.

                    DIRECTORS AND OFFICERS SECURITIES REPORT
    The federal securities laws require Consumers' directors and designated executive officers, and persons who own more than 10% of Consumers' stock, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of any securities or derivative securities of Consumers. To Consumers' knowledge, during the year ended December 31, 1994 all Consumers' officers and directors made all required filings except Dennis DaPra, Vice President and Controller of Consumers, who filed a late Form 4 on April 28, 1994 covering the purchase of 200 shares of Consumers $2.08 non-voting Preferred Stock purchased on March 29, 1994.

                  RATIFICATION OF THE APPOINTMENT OF AUDITORS
    Subject to the approval of the shareholders, the Board of Directors has appointed Arthur Andersen LLP, independent public accountants, to audit the financial statements of Consumers for the year 1995. Arthur Andersen LLP also served as Consumers' auditors for the year 1994. A representative of Arthur Andersen LLP will be present at the annual meeting of shareholders and will have an opportunity to make a statement and respond to appropriate questions.

    Approval of the proposal to ratify the appointment of auditors requires the affirmative vote of the holders of a majority of Consumers' preferred and common shares present at the meeting.

    THE BOARD OF DIRECTORS RECOMMENDS RATIFICATION OF THE APPOINTMENT OF
AUDITORS.

      INCORPORATION BY REFERENCE -- CMS ENERGY CORPORATION PROXY STATEMENT Please refer to the proxy statement of CMS Energy Corporation, which is dated April 17, 1995 and is furnished to you herewith, for information with respect to the nominees for directors, meetings and committees of the Board of Directors, compensation of directors and executive officers and various compensatory and other plans of Consumers, 1996 proxy statement information and other matters. This information appears beginning with the heading "Nominees for Election as Members of the Board of Directors" on Page 2 of CMS Energy Corporation's proxy statement, and is incorporated by reference herein.

                           [Form of Proxy - Side 1]

[LOGO:  "Consumers Power"                      PREFERRED STOCK PROXY
"Powering Michigan's Progress"]         SOLICITED BY THE BOARD OF DIRECTORS
                                        FOR ANNUAL MEETING OF SHAREHOLDERS

The undersigned appoints W.T. MC CORMICK, JR. AND T.A. MC NISH, and each of them, proxies with full power of substitution, to vote on behalf of the undersigned at the annual meeting of shareholders of Consumers Power Company to be held at the Dearborn Inn, 20301 Oakwood Boulevard, Dearborn, Michigan on May 26, 1995 and at any adjournment or adjournments thereof. Said proxies, and each of them present and acting at the meeting, may vote upon the matters set forth on the reverse side hereof and with discretionary authority on all other matters that come before the meeting; all as more fully set forth in the Proxy Statement received by the undersigned. The shares represented hereby will be voted on the proposals as specified. IF THIS PROXY IS RETURNED SIGNED BUT NOT COMPLETED, IT WILL BE VOTED IN FAVOR OF THE ELECTION OF DIRECTORS AND THE RATIFICATION OF APPOINTMENT OF AUDITORS.


                                        PLEASE VOTE, SIGN AND DATE THIS
                                        PROXY ON THE REVERSE SIDE AND RETURN
                                        IT IN THE ENCLOSED ENVELOPE.
                                        Thank you for your prompt response.

                           [Form of Proxy - Side 2]

                       PLEASE VOTE, SIGN AND DATE BELOW

/-----------------------------------------------------------------------------/
/ [ ] TO VOTE AS RECOMMENDED by the Board of Directors on all items, MARK / / THIS BOX, SIGN, DATE AND RETURN THIS PROXY. (No additional boxes need /
/      be marked.  If additional boxes are marked, this box will take         /
/      precedence.)                                                           /
/-----------------------------------------------------------------------------/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 and 2.

(1)  ELECTION OF DIRECTORS
         [ ] FOR all nominees listed below (except as indicated below)
         [ ] WITHHOLD AUTHORITY to vote for all nominees listed below William T. McCormick, Jr., James D. Duderstadt, Kathleen R Flaherty, Victor J. Fryling, Earl D. Holton, Lois A. Lund, Frank H. Merlotti, William U. Parfet, Percy A. Pierre, S. Kinnie Smith, Jr.,
     Kenneth Whipple and John B. Yasinsky
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

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(2)  Ratification of appointment of auditors
          [ ] FOR    [ ] AGAINST    [ ] ABSTAIN


PLEASE SIGN, DATE AND RETURN THIS       Signed
PROXY IN THE ENCLOSED ENVELOPE.                --------------------------------
No postage is needed if mailed in
the United States.                      Dated
                                               --------------------------, 1995